UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2010

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(c)           On June 24, 2010, Rite Aid Corporation (“Rite Aid”) announced that Kenneth Martindale, formerly Senior Executive Vice President of Merchandising, Marketing and Logistics, had been promoted to Chief Operating Officer.  He assumes the position from John Standley, who, as previously announced, was promoted from President and Chief Operating Officer to President and Chief Executive Officer following the company’s annual meeting on June 23.  Information about Mr. Martindale, including his prior experience, can be found in our definitive proxy statement for our 2010 Annual Meeting Stockholders, as filed with the Securities and Exchange Commission on May 21, 2010, under the heading “Executive Officers.”

In his new role as Chief Operating Officer, Mr. Martindale will be entitled to receive an annual base salary in the amount of $750,000 and will have the opportunity to receive a target bonus in the amount of 125% of his base salary.  In addition, in connection with his promotion, Mr. Martindale was granted an option to purchase 1.4 million shares of Rite Aid common stock, $1.00 par value per share (the “Common Stock”) pursuant to the Rite Aid Corporation 2010 Omnibus Equity Plan (the “2010 Plan”).  Additionally, pursuant to Rite Aid’s fiscal year 2011 long term incentive program, Mr. Martindale was granted an option to purchase 589,300 shares of Common Stock, 192,800 restricted shares of Common Stock and cash performance units in the amount of $288,800, all under the Rite Aid Corporation 2004 Omnibus Equity Plan.

(e)           On June 23, 2010, the stockholders of Rite Aid approved the adoption of the 2010 Plan, which was previously approved by Rite Aid’s Compensation Committee and Board of Directors. The 2010 Plan provides for the issuance of a maximum of 35 million shares of Common Stock in connection with the grant of stock options (including both incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code and nonqualified options, which are options that do not qualify as ISOs), stock appreciation rights, restricted stock, phantom units, stock bonus awards, and other equity-based awards valued in whole or in part by reference to, or otherwise based on, Rite Aid’s Common Stock.

A summary of the 2010 Plan was included in Rite Aid’s definitive proxy statement filed with the Securities and Exchange Commission on May 21, 2010 (the “Definitive Proxy Statement”) in connection with the 2010 Annual Meeting of Stockholders, under the section entitled “Description of Principal Features of the 2010 Plan” beginning on page 40 of the Definitive Proxy Statement.  The summary of the 2010 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2010 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, on June 23, 2010, the stockholders of Rite Aid approved amendments to the Rite Aid 1999 Stock Option Plan, the 2000 Omnibus Equity Plan, the 2001 Stock Option Plan, the 2004 Omnibus Equity Plan and the 2006 Omnibus Equity Plan (collectively, the “Equity Plans”) to allow for a one-time stock option exchange program for associates other than directors and executive officers.  The text of the amendments to the Equity Plans is as follows:

Notwithstanding any other provision of the Plan to the contrary, upon approval of the Company’s stockholders, the Committee may provide for, and the Company may implement, a one-time-only option exchange offer for associates other than directors and executive officers, pursuant to which certain outstanding Options could, at the election of the person holding such Option, be tendered to the Company for cancellation in exchange for the issuance of a lesser number of Options with a lower exercise price, provided that such one-time-only option exchange offer is commenced within 12 months of the date of such stockholder approval.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Rite Aid held its 2010 Annual Meeting of Stockholders on June 23, 2010.  The following is a summary of the matters voted on at that meeting.

(a)
The stockholders elected Rite Aid’s nominees to the Board of Directors.  The persons elected to Rite Aid’s Board of Directors and the number of shares cast for, the number against, and broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Against	Broker Non-Votes

Joseph B. Anderson	460,333,703	55,316,535	279,497,652
André Belzile	453,565,539	61,971,971	279,497,652
Michel Coutu	474,427,844	41,211,596	279,497,652
James L. Donald	445,479,926	70,198,820	279,497,652
David R. Jessick	460,752,605	54,730,470	279,497,652
Mary F. Sammons	473,765,752	42,068,295	279,497,652
Philip G. Satre	464,074,238	51,363,955	279,497,652
John T. Standley	477,120,919	38,417,009	279,497,652
Marcy Syms	444,462,865	71,140,993	279,497,652

In addition, the holders of the 7% Series G Cumulative Convertible Pay-in-Kind Preferred Stock and 6% Series H Cumulative Convertible Pay-in-Kind Preferred Stock, voting together as a single class, separately from the holders of Common Stock, elected Jonathan D. Sokoloff to the Board of Directors.

(b)
The stockholders approved amendments to existing equity plans to allow for a one-time stock option exchange program for associates other than directors and executive officers.  The number of shares cast in favor of the amendments, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes

462,096,997	53,808,331	2,007,206	279,497,652

(c)	The stockholders approved adoption of the 2010 Plan. The number of shares cast in favor of adoption of the 2010 Plan, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes

488,234,055	26,919,646	2,758,833	279,497,652

(d)
The stockholders ratified the appointment of Deloitte & Touche LLP as Rite Aid’s independent registered public accounting firm.  The number of shares cast in favor of the ratification of Deloitte & Touche LLP, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes

768,877,297	23,852,571	4,680,318	-0-

(e)
The stockholders did not approve a stockholder proposal relating to an advisory vote on executive compensation.  The number of shares cast in favor of the stockholder proposal, the number against, the number abstaining, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes

107,539,382	383,113,474	27,259,678	279,497,652

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Rite Aid Corporation 2010 Omnibus Equity Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 25, 2010	By:	/s/ Marc A. Strassler
		Name:	Marc A. Strassler
		Title:	Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Rite Aid Corporation 2010 Omnibus Equity Plan